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                                                     Filed pursuant to Rule 497e

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                                                                  April 27, 2004
                                                                      Supplement


[MORGAN STANLEY LOGO OMITTED]

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                         SUPPLEMENT DATED APRIL 27, 2004
                              TO THE PROSPECTUS OF
                          MORGAN STANLEY FUND OF FUNDS
                             INTERNATIONAL PORTFOLIO
                             Dated November 28, 2003


On April 22, 2004, the Board of Trustees of the Morgan Stanley Fund of Funds (the "Fund") approved a Plan of Liquidation and Dissolution, pursuant to which substantially all of the assets of the International Portfolio (the "Portfolio") of the Fund would be liquidated, known liabilities of the Portfolio satisfied and the remaining proceeds distributed to the Portfolio's shareholders (the "Liquidation"). The Liquidation is subject to the approval of shareholders of the Portfolio at a special meeting of shareholders to be held on or about August 13, 2004. A proxy statement formally detailing the proposal and the reasons for the Liquidation will be distributed to shareholders of the Portfolio. Any contingent deferred sales charge that would be applicable to a shareholder of the Portfolio's Class B or Class C shares will be waived with respect to the Liquidation. Effective April 30, 2004, the Fund will no longer offer shares of the Portfolio.




              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.






























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